National Atlantic Holdings Corporation

FOR IMMEDIATE RELEASE

National Atlantic Announces Results of Annual Shareholders Meeting

Freehold, NJ – September 20, 2005—National Atlantic Holdings Corporation (Nasdaq: NAHC), a provider of specialized property-casualty insurance products and related insurance services in New Jersey, announced that all proposals outlined in the Company’s proxy statement were approved yesterday at its Annual Meeting of Shareholders.

Thomas J. Sharkey, Sr. and Steven V. Stallone were elected to the Board of Directors for a term expiring at the 2008 Annual Meeting and until their successors have been duly elected and qualified. Dr. Martin I. Krupnick was elected to the Board of Directors for a term expiring at the 2007 Annual Meeting and until his successor has been duly elected and qualified.

The appointment of Deloitte & Touche LLP as independent public accountants for the Company was ratified by shareholders. The proposals to approve amendments to the Company’s Nonstatutory Stock Option Plan and to certain stock options granted in 1995, extending their exercise period until December 31, 2005, were adopted. The proposal to approve a grant of stock options to the estate of Mr. Frank Campion, the Former Vice Chairman and President of the Company’s subsidiary, Proformance Insurance Company, was also adopted.

About NAHC:

NAHC, through its operating subsidiaries, is a provider of specialized property-casualty insurance products and related insurance services to New Jersey individuals, families and businesses. NAHC distributes many of its insurance products via its Proformance Insurance subsidiary exclusively through licensed independent agents, many of whom have an equity participation in NAHC’s common stock and are referred to as “Partner Agents.”

Safe Harbor Statement Regarding Forward-Looking Statements

Management believes certain statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. These uncertainties and risks include, but are not limited to, economic, regulatory or competitive conditions in the private passenger automobile insurance carrier industry; regulatory, economic, demographic, competitive and weather conditions in the New Jersey market; significant weather-related or other natural or man-made disasters over which we have no control; the effectiveness of our efforts to manage and develop our subsidiaries; our ability to attract and retain independent agents; our ability to maintain our A.M. Best rating; the adequacy of the our reserves for unpaid losses and loss adjustment expenses; our ability to maintain an effective system of internal controls over financial reporting; market fluctuations and changes in interest rates; the ability of our subsidiaries to dividend funds to us; and our ability to obtain additional capital in the future. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

SOURCE: National Atlantic Holdings Corporation

National Atlantic Holdings Corporation
Melissa Payne-Smith, 732-665-1459
investorrelations@national-atlantic.com